SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               PROMAP CORPORATION
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
    (i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------


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                               PROMAP CORPORATION
                          7750 N. Union Blvd., Ste. 201
                           Colorado Springs, CO 80920
                                 (719) 590-1414

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ________, 2013
To the Shareholders:

     Notice is hereby given that a special meeting of the shareholders of Promap Corporation (the "Company") will be held at 1624 Washington St., Denver, CO 80203 on ________, 2013, at 10:00 a.m., for the following purposes:

     (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advanced Cannabis Solutions, Inc.;

     to transact such other business as may properly come before the meeting.


     August 31, 2013 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of August 31, 2013, there were 13,824,200 outstanding shares of the Company's common stock.

                                       ADVANCED CANNBIS SOLUTIONS, INC.

                                       ----------------------------------
August __, 2013                        Robert Frichtel, Chief Executive Officer





      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

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

                               PROMAP CORPORATION
                          7750 N. Union Blvd., Ste. 201
                           Colorado Springs, CO 80920
                                 (719) 590-1414

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on _____, 2013, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ______, 2013.

     There is one class of capital stock outstanding, that being common stock. Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the adoption of the proposal to come before the meeting will require the approval of a majority of shares, represented in person or by proxy, at the meeting.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following table lists, as of August 31, 2013, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock (ii) each officer of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

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

Name                                Number of Shares          Percent of Class

Robert L. Frichtel                     1,000,000                    7.2%

Roberto Lopesino                       1,150,000 (1)                8.3%

CoMoCo LLC                             2,000,000                   14.47%

BGBW LLC                               2,350,000                   17.00%

All Officers and
Directors as a Group                   2,150,000                   15.5%
(two persons)

(1) Shares are held of record by the List Consulting, LLC, an entity controlled by Mr. Lopesino.

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ADVANCED CANNABIS SOLUTIONS, INC.

     On August 14, 2013 the Company acquired approximately 94% of the issued and outstanding shares of Advanced Cannabis Solutions, Inc., ("ACS") in exchange for 12,100,000 shares of its common stock.

     As a result of the acquisition, the former shareholders of ACS own approximately 88% of the Company's common stock and the Company's business plan has changed. The Company now plans to lease growing space and related facilities to licensed marijuana growers and dispensary owners for their operations. Additionally, the Company plans to provide a variety of services to the cannabis industry, including a medical marijuana research and new product development laboratory. The Company will not harvest, distribute or sell cannabis or any substances that violate United States law or the Controlled Substances Act, nor does the Company intend to do so in the future.

     Accordingly, the shareholders of the Company are being requested to vote on the adoption of an amendment to the Company's Articles of Incorporation changing the name of the Company to Advanced Cannabis Solutions, Inc.

     The Board of Directors recommends that the shareholders vote for this proposal.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the year ending December 31, 2012 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

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

                                    GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

          Please complete, sign and return the attached proxy promptly.

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


                                 PROMAP CORPORATION                        PROXY
                This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of Promap Corporation acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 1624 Washington St., Denver, CO 80203, on ___________, 2013, at 10:00 a.m., and hereby appoints
Robert Fritchel with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

The Board of Directors recommends a vote FOR Proposal 1.

 (1) To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advanced Cannabis Solutions, Inc.;

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

    To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                       Dated this      day of              2013.
                                                  -----       ------------


                                       ---------------------------------
                                                  (Signature)


                                       -----------------------------------
                                                  (Print Name)

            Please sign your name exactly as it appears on your stock
                  certificate. If shares are held jointly, each
                               holder should sign.
       Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                Send the proxy by regular mail, email, or fax to:

                               PROMAP CORPORATION
                          7750 N. Union Blvd., Ste. 201
                           Colorado Springs, CO 80920
                                 (719) 590-1414

                               PROMAP CORPORATION
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on __________, 2013.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3.   The Proxy Statement is available at www.____________________

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before ______, 2013 to facilitate timely delivery.

     A special meeting of the Company's shareholders will be held at 1624 Washington St., Denver, CO 80203 on ________, 2013, at 10:00 a.m., for the following purposes:

     (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Advanced Cannabis Solutions, Inc.;

     to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

     August 31, 2013 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

     Shareholders     may     access     the     following      documents     at
www.____________________:

     o    Notice of the 2013 Special Meeting of Shareholders

     o    Company's 2013 Proxy Statement;

     o    Proxy Card

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling __________-, by emailing the Company at www_______________________, or by visiting www.______________________ and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only, or

     o    for this meeting and all other meetings.

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

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on August 31, 2013, you can, if desired, attend the Special Meeting and vote in person.

     Shareholders can obtain directions to the 2013 special shareholders' meeting at www._______________________.

     Please visit www._________ to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                               Promap Corporation
                          7750 N. Union Blvd., Ste. 201
                           Colorado Springs, CO 80920